Exhibit 10.8

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (“MODIFICATION”) is made as of the 24th day of November, 2003, by and between AVATECH SOLUTIONS SUBSIDIARY, INC. (“BORROWER”), K BANK, formerly known as KEY BANK AND TRUST (“LENDER”), AVATECH SOLUTIONS, INC. and TECHNICAL LEARNINGWARE COMPANY, INC. (collectively “GUARANTORS”).

RECITALS

Pursuant to the terms and provisions of a Loan And Security Agreement dated September 11, 2003 by and between the BORROWER and the LENDER (“LOAN AGREEMENT”), the LENDER is providing to the BORROWER a revolving line of credit (“LOAN”) which is evidenced by the Demand Promissory Note dated September 11, 2003 from the BORROWER to the order of the LENDER in the stated principal amount of Two Million Dollars ($2,000,000.00) (“NOTE”).

The BORROWER’S obligations to the LENDER under the LOAN, have been absolutely and unconditionally guaranteed by the GUARANTORS pursuant to the terms and provisions of: (a) Guaranty Agreement dated as of September 11, 2003 from Avatech Solutions, Inc. to and for the benefit of the LENDER; and (b) Guaranty Agreement dated as of September 11, 2003 from Technical Learningware Company, Inc. to and for the benefit of the LENDER (collectively, “GUARANTIES”).

The BORROWER has requested that the LENDER increase the maximum principal amount of the LOAN. The LENDER is willing to consent to the BORROWER’S request subject to the terms and provisions of this MODIFICATION.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties hereby acknowledge the accuracy of the above Recitals and hereby incorporate the Recitals into this MODIFICATION.

Section 2. Amendment To Loan Agreement. The LOAN AGREEMENT is hereby amended as follows:

(a) Section 1.15. Section 1.15 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 1.15. Dollar Cap. The term “DOLLAR CAP” means: (a) Two Million Five Hundred Thousand

Dollars ($2,500,000.00) during the period between November 15, 2003 and January 31, 2004, inclusive; and (b) Two Million Dollars ($2,000,000.00) at all other times.

(b) Section 1.43. Section 1.43 of the LOAN AGREEMENT is hereby amended by inserting at the end thereof immediately preceding the period the following:

, as amended and restated pursuant to the terms and provisions of the Amended and Restated Demand Promissory Note dated November     , 2003 from the BORROWER the maker thereof which is payable to order of the LENDER the state principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00).

Section 3. Consent Of Guarantors. The GUARANTORS hereby consent to the modifications contained in this MODIFICATION. The GUARANTORS hereby ratify their obligations under the GUARANTIES and hereby confirm that pursuant to the terms of the GUARANTIES, the GUARANTORS are absolutely and unconditionally guaranteeing all of the BORROWER’S obligations to the LENDER, whether now owed or hereafter incurred, including, but not limited to all of the BORROWER’S obligations to the LENDER under the LOAN, as modified herein.

Section 4. Amendment To Note. The NOTE is hereby amended and restated in its entirety in accordance with the terms and provisions of the Amended And Restated Demand Promissory Note of even date herewith from the BORROWER to the order of the LENDER in the stated principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00).

Section 5. Security. All of the BORROWER’S obligations to the LENDER under the LOAN shall continue to be secured by all of the security interests and liens granted to the LENDER in the LOAN AGREEMENT.

Section 6. Other Terms. Except as specifically modified herein, all other terms and provisions of the LOAN AGREEMENT and all other documents evidencing, securing or otherwise documenting the terms and provisions of the LOAN (collectively, “LOAN DOCUMENTS”) remain in full force and effect.

Section 7. Ratification Of Obligations Under Loan Documents. The BORROWER and the GUARANTORS (collectively, “OBLIGORS”) hereby ratify and confirm all their respective obligations, liabilities and indebtedness under the provisions of the LOAN DOCUMENTS. The LENDER and the OBLIGORS agree that it is their intention that nothing herein shall be construed to extinguish, release, discharge or constitute, create or effect a novation of, or an agreement to extinguish any of the obligations, indebtedness or liabilities of any of the OBLIGORS under the provisions of the LOAN DOCUMENTS, or the assignment or pledge to the LENDER of, or to any security interest or lien granted to the LENDER in or on, any of the security for such obligations, indebtedness and liabilities.

Section 8. Waiver Of Jury Trial. The parties hereto agree that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party to this MODIFICATION, or any other successors or assigns on or with respect to this MODIFICATION or any of the other LOAN DOCUMENTS, or which in any way relates, directly or indirectly to the obligations of the OBLIGORS to the LENDER under the LOAN DOCUMENTS or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. The parties expressly waive any right to a trial by jury in any such action or proceeding.

Section 9. Fee. In consideration for the LENDER’S agreements contained herein, the BORROWER shall pay to the LENDER on the date of this MODIFICATION a fee in the amount of Five Thousand Dollars ($5,000,00). In addition, the BORROWER shall pay to the LENDER all fees and expenses incurred by the LENDER in connection with the preparation of this MODIFICATION and the documents to be executed in connection herewith.

Section 10. Release. The OBLIGORS release, acquit and forever discharge the LENDER and the LENDER’S subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, accounts, defenses, offsets against the LOAN, and liabilities of any kind or character whatsoever, which any OBLIGOR ever had or has through the date of this MODIFICATION.

Section 11. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this MODIFICATION and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this MODIFICATION and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this MODIFICATION or which occurred or were to occur as a direct or indirect result of this MODIFICATION having been executed.

Section 12. Consent To Jurisdiction; Agreement As To Venue. Each of the OBLIGORS irrevocably consent to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. The OBLIGORS agree that venue shall be proper in any Circuit Court of the State of Maryland selected by the LENDER or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

IN WITNESS WHEREOF, the parties have executed this MODIFICATION with the specific intention of creating a document under seal.

WITNESS/ATTEST:	BORROWER:

AVATECH SOLUTIONS SUBSIDIARY, INC.,
A Delaware Corporation

/s/	By:	/s/ Beth O. MacLaughlin	(SEAL)
	Name:	Beth O. MacLaughlin
	Title:	VP/CFO

LENDER:

K BANK

/s/	By:	/s/ Patrick E. Kilpatrick	(SEAL)
	Name:	Patrick E. Kilpatrick
	Title:	Vice President

GUARANTORS:

AVATECH SOLUTIONS SUBSIDIARY, INC.

/s/	By:	/s/ Beth O. MacLaughlin	(SEAL)
	Name:	Beth O. MacLaughlin
	Title:	VP/CFO

TECHNICAL LEARNINGWARE COMPANY, INC.

/s/	By:	/s/ Beth O. MacLaughlin	(SEAL)
	Name:	Beth O. MacLaughlin
	Title:	VP/CFO

ACKNOWLEDGMENTS

STATE OF MARYLAND, COUNTY OF CARROLL, TO WIT:

I HEREBY CERTIFY that on this 24th day of November, 2003, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared BETH O. MACLAUGHLIN, and acknowledged himself to be the VP/CFO of AVATECH SOLUTIONS SUBSIDIARY, INC., a Delaware corporation, and that he, as such VP/CFO, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of AVATECH SOLUTIONS SUBSIDIARY, INC., by himself as VP/CFO.

IN WITNESS MY Hand and Notarial Seal.

/s/	(SEAL)
NOTARY PUBLIC
My Commission Expires:

Sept. 1, 2005

STATE OF MARYLAND, COUNTY OF CARROLL, TO WIT:

I HEREBY CERTIFY that on this 24th day of November, 2003, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared PATRICK E. KILPATRICK, and acknowledged himself to be the VP of K BANK, a Maryland banking and trust company, and that he, as such VP, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of K BANK, by himself as VP.

IN WITNESS MY Hand and Notarial Seal.

/s/	(SEAL)
NOTARY PUBLIC
My Commission Expires:

Sept. 1, 2005

STATE OF MARYLAND, COUNTY OF CARROLL, TO WIT:

I HEREBY CERTIFY that on this 24th day of November, 2003, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared BETH O. MACLAUGHLIN, and acknowledged himself to be the VP/CFO of AVATECH SOLUTIONS SUBSIDIARY, INC., a VP/CFO corporation, and that he, as such VP/CFO, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of AVATECH SOLUTIONS SUBSIDIARY, INC., by himself as VP/CFO.

IN WITNESS MY Hand and Notarial Seal.

/s/	(SEAL)
NOTARY PUBLIC
My Commission Expires:

Sept. 1, 2005

STATE OF MARYLAND, COUNTY OF CARROLL, TO WIT:

I HEREBY CERTIFY that on this 24th day of November, 2003, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared BETH O. MACLAUGHLIN, and acknowledged himself to be the VP/CFO of TECHNICAL LEARNINGWARE COMPANY, INC., a Delaware corporation, and that he, as such VP/CFO, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of TECHNICAL LEARNINGWARE COMPANY, INC., by himself as VP/CFO.

IN WITNESS MY Hand and Notarial Seal.

/s/	(SEAL)
NOTARY PUBLIC
My Commission Expires:

Sept. 1, 2005